UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2013

UNITED COMMUNITY FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

OHIO	000-024399	34-1856319
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

275 West Federal Street, Youngstown, Ohio 44503-1203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 742-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.02.	Unregistered Sales of Equity Securities.

On May 29, 2013, United Community Financial Corp. (“UCFC”) sold 755,820 common shares of UCFC at a price of $2.75 per share to 21 accredited investors (as that term is defined in Regulation D under the Securities Act of 1933, as amended) (each an “Investor,” and collectively, the “Investors”) pursuant to separate Subscription Agreements entered into between each Investor and UCFC on January 11, 2013.

Under NASDAQ Listing Rule 5635, the sale of UCFC shares to some of the Investors required shareholder approval, which UCFC obtained on May 28, 2013 (as further explained below under Item 5.07(b)(ii)). The aggregate proceeds from the sale were $2,078,505.

None of the Investors own more than 4.9% of UCFC, in each case as calculated under the applicable regulations of the Board of Governors of the Federal Reserve System. The UCFC common shares issued and sold under the Subscription Agreements were offered and sold by UCFC in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. The offering was made solely to “accredited investors,” as that term is defined in Regulation D under the Securities Act.

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On May 28, 2013, UCFC held a Special Meeting of Shareholders. At the close of business on April 15, 2013, the voting record date, there were 39,611,530 UCFC common shares outstanding and entitled to vote. At the Special Meeting, 24,996,255, or 63.1%, of the outstanding common shares entitled to vote were represented by proxy or in person.

(b)

i. Approval of the issuance of an aggregate of 7,942,000 common shares of UCFC to certain accredited investors, pursuant to NASDAQ Listing Rule 5635, upon the conversion of 7,942 UCFC preferred shares held by such investors:

Number of Votes Cast:
For	Against	Broker Non-Votes	Abstain
20,644,100	2,248,055	1,834,787	269,311

ii. Approval of the issuance and sale of 755,820 newly issued common shares of UCFC, at a price of $2.75 per common share, to certain named insiders of UCFC:

Number of Votes Cast:
For	Against	Broker Non-Votes	Abstain
20,336,885	2,547,856	1,834,787	276,726

iii. Approval of the grant of discretionary authority to the proxy holders to adjourn or postpone the Special Meeting as necessary to solicit sufficient votes for the approval of Proposals 1 and 2:

Number of Votes Cast:
For	Against	Broker Non-Votes	Abstain
22,251,395	2,416,493	N/A	328,366

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY FINANCIAL CORP.

By:	/s/ Jude J. Nohra
Jude J. Nohra, General Counsel & Secretary

Date: May 30, 2013

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